Fees Summary	Feb. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 599,796,000
Previously Paid Amount	0
Total Fee Amount	82,831.83
Total Offset Amount	0
Net Fee	$ 82,831.83